UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2012 (May 31, 2012)

MANHATTAN BANCORP

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	000-54116 (Commission File Number)	20-5344927 (IRS Employer Identification No.)

2141 Rosecrans Avenue, Suite 1100 El Segundo, California (Address of principal executive offices)	90245 (Zip Code)

Registrant’s telephone number, including area code:  (310) 606-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment No. 2) (this “Second Amendment”) is being filed by Manhattan Bancorp (the “Company”) to amend the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 1, 2012 (the “Closing 8-K”), as amended by the Current Report on Form 8-K/A (Amendment No. 1) (the “First Amendment”) filed by the Company with the Securities and Exchange Commission on August 10, 2012, which was filed in connection with the completion, on May 31, 2012, of the previously announced merger between Professional Business Bank and Bank of Manhattan, N.A., a wholly-owned subsidiary of the Company.  In the First Amendment, the Company incorporated by reference the audited consolidated financial statements of CGB Holdings, Inc. (and its subsidiaries) as of December 31, 2011 and 2010, and for the years ended December 31, 2011 and 2010, with the related notes thereto, and the related report of McGladrey LLP with respect thereto (the “Audited CGB Financials”). The Company is filing this Second Amendment solely to file as an exhibit hereto the Audited CGB Financials.  Except for the inclusion of the Audited CGB Financials as an exhibit hereto, the information contained in the Closing 8-K, as amended by the First Amendment, is not amended hereby and shall be as set forth in the Closing 8-K, as amended by the First Amendment. This Second Amendment continues to speak as of the filing date of the Closing 8-K and the First Amendment, as applicable, and the Company has not updated the disclosure in this Second Amendment to speak to any later date.

Item 9.01                   Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of CGB Holdings, Inc. (and subsidiaries) as of December 31, 2011 and 2010, and for the years ended December 31, 2011 and 2010, and the related report of McGladrey LLP with respect thereto, are attached hereto as Exhibit 99.1.

The unaudited consolidated financial statements of CGB Holdings, Inc. (and subsidiaries) as of March 31, 2012 and for the three month periods ended March 31, 2012, and 2011, were filed as Exhibit 99.1 to Amendment No. 1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information reflecting the acquisition of Professional Business Bank by Bank of Manhattan, N.A., a wholly-owned subsidiary of the Company, as of March 31, 2012 and December 31, 2011, with the related notes thereto, was filed as Exhibit 99.2 to Amendment No. 1. They are not necessarily indicative of the operating results or financial position that would have been achieved had the acquisition been consummated as of the dates indicated or of the results that may be obtained for future periods.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of McGladrey LLP.

99.1

Audited consolidated financial statements of CGB Holdings, Inc. (and subsidiaries) as of December 31, 2011 and 2010, and for the years ended December 31, 2011 and 2010, with the related notes thereto, and the related report of McGladrey LLP with respect thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2012	MANHATTAN BANCORP
(Registrant)

	By:	/s/ Curt A. Christianssen
Curt A. Christianssen
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of McGladrey LLP.

99.1

Audited consolidated financial statements of CGB Holdings, Inc. (and subsidiaries) as of December 31, 2011 and 2010, and for the years ended December 31, 2011 and 2010, with the related notes thereto, and the related report of McGladrey LLP with respect thereto.